UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: February 2006

Independence Air, Inc.

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.
		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	See below	See below
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	x
Detail of Other Operational Expense	MOR-2 (CON'T)	x
Balance Sheet	MOR-3	x
Status of Postpetition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	x
Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging	MOR-5	x
Debtor Questionnaire	MOR-5	x

In FLYi, Inc., et al., the following certification is filed with the Debtors' monthly operating reports and set forth on a single page:

A. Bank Reconciliation Certification
The undersigned verifies that, to the best of my knowledge, all of the Debtors' February 2006 bank balances have been reconciled in an accurate and timely manner.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

David W. Asai	CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
MOR
(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: February 2006
Independence Air, Inc.
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns.
Copies of the bank statements, bank reconciliations, and the cash disbursements journal are available upon request. All accounts are reconciled.
			BANK ACCOUNTS			CURRENT MONTH	CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	RESTRICTED CASH	OTHER	ACTUAL	ACTUAL
CASH BEGINNING OF MONTH	$14,074,062	$4,013,521	$6,392,778	$18,996,657	$347,671	$43,824,688	$51,910,064

RECEIPTS
FLYi Sales	8,520,764					8,520,764	65,297,194
Charter						0	208,955
A319 Related Credits						0	134,000
Account Transfers	1,456,232	848,131				2,304,363	46,806,827
Other	698,250		22,692			720,942	3,550,146

TOTAL RECEIPTS	10,675,247	848,131	22,692	0	0	11,546,069	115,997,122

DISBURSEMENTS
AP	1,270,135					1,270,135	6,681,402
Payroll Account	848,131	3,224,976				4,073,106	39,992,078
Payroll Taxes	1,661,243					1,661,243	8,068,768
9/11, PAX Screening, & Excise Taxes	106,758					106,758	9,203,167
Benefits	966,380					966,380	6,297,984
Insurance	20,834					20,834	343,269
Fuel	(5,192)					(5,192)	14,813,847
Power by the Hour / Reserves	0					0	717,684
Aircraft Payments/Settlements	0					0	195,000
A319 Purchase Deposits	0					0	0
MWAA	116,434					116,434	4,516,916
CLC	0					0	407,642
FLYi, Inc	0					0	0
GE holdover rents settlement	0					0	0
GE Loan	0					0	0
Trident/BAE loans	0					0	0
BK professional fees	623,996					623,996	785,165
Security costs	28,501					28,501	34,351
Shipping	0					0	185,849
Other close fees	13,697					13,697	28,467
Engine changes	191,219					191,219	440,176
GKV Advertising	0					0	0
Upstream	0					0	269,479
Bombardier	0					0	0
Account Transfers	22,692	1,392,655	9,000	54,578	347,671	1,826,595	27,328,172
Other	142,639			316,525		459,163	3,579,881

TOTAL DISBURSEMENTS	6,007,465	4,617,630	9,000	371,102	347,671	11,352,869	123,889,298

NET CASH FLOW	4,667,781	(3,769,500)	13,692	(371,102)	(347,671)	193,201	(7,892,176)
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	$18,741,843	$244,021	$6,406,469	$18,625,555	$0	$44,017,888	$44,017,888

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$11,352,869
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	NA
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	NA
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$11,352,869
FORM MOR-1
(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: February 2006
Independence Air, Inc.
STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Operating revenue
Passenger	$288	$47,119,150
FIM/pricing adjustments	-	-
Adjusted passenger revenue	288	47,119,150

Freight and mail	-	-
ID passenger	-	(968)
Charter	-	91,694
Inflight Sales	9,618	84,454
Other revenue	22,893	2,636,647
Total other revenue	32,511	2,811,827

Total operating revenues	32,799	49,930,977
OPERATING EXPENSES
Operating expenses
Insider Compensation*	16,667	260,963
Wages	794,326	16,563,053
Fringes and benefits	921,434	6,288,603
Profit sharing	-	-
Aircraft fuel	(12,083)	19,855,441
Aircraft maintenance and materials	369,949	4,623,502
Aircraft rentals	-	11,667,148
Traffic commissions	(4,999)	651,786
CRS fees	-	450,242
Facilities rents	112,693	8,215,689
Landing fees	7,841	1,789,740
Depreciation and amortization	449,889	3,466,268
Other (schedule attached to MOR2CONT)	3,027,305	8,886,095
Impairment of long-lived assets	-	-
Loss on sale of aircraft	-	-
Retirement and restructuring charge (See note on MOR-3)	402,335	(1,551,046)
Total operating expense	6,085,357	81,167,484

Net operating income (loss)	(6,052,558)	(31,236,507)
Net Profit (Loss) Before Other Income & Expenses	(6,052,558)	(31,236,507)
OTHER INCOME AND EXPENSES
Other (income) expense
Interest income	(136,782)	(1,002,762)
Interest expense	5,518	(466,172)
Government compensation	-	-
Other misc	-	3,774
Total other (income) expense	(131,264)	(1,465,160)
Net Profit (Loss) Before Reorganization Items	(5,921,294)	(29,771,347)
REORGANIZATION ITEMS
Professional Fees		2,437,138
U. S. Trustee Quarterly Fees		0
Interest Earned on Accumulated Cash from Chapter 11		0
Gain (Loss) from Sale of Equipment		922
Other Reorganization Expenses (attach schedule)		0
Total Reorganization Expenses	0	2,438,060
Income Taxes	(5,204)	14,863
Net Profit (Loss)	($5,916,090)	($32,224,270)
*"Insider" is defined in 11 U.S.C. Section 101(31).
FORM MOR-2
(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: February 2006

Independence Air, Inc.
STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date

Other Operational Expenses
Summary of Other Expenses:

Crew accommodations	($44,035)	$513,996
Advertising	91	(1,319,617)
Glycol	(9,509)	(451,757)
Property taxes	190,000	663,120
Bussing	-	-
Hull insurance	(78,474)	168,787
Passenger supplies	-	51,651
Travel	(34,126)	61,400
Telecommunications	95,163	575,793
Passenger insurance	(27,581)	509,636
Passenger screening	(96,464)	194,254
Ground handling	86,780	696,696
Ground property equipment	17,936	81,472
Law enforcement	275	36,781
Beverage service	1,993	112,625
Liquor service	-	26,537
Reproduction expenses	7,324	132,149
Publicity	-	8,762
Uniforms	5,518	35,366
Office supplies	7,053	15,953
Moving	-	-
Miscellaneous	8,601	153,033
Legal	39,733	108,208
Accounting	-	(93,332)
Software rental / MIS	31,841	248,982
Directors fees	16,417	67,917
Additional services	188,957	733,031
Other insurance	226,319	731,467
Training	(46,928)	578,155
Bad debt	24,819	98,574
Passenger claims	12,943	275,218
Parking	(21,729)	171,483
Utilities	(72,436)	(18,309)
Freight	(7,486)	253,301
Recruiting	-	-
Company Events	-	129
Misc other	-	-
Gain/Loss on Assets	2,499,004	3,411,199
Corporate filing fees	5,308	53,433

Total other operating expenses	$3,027,305	$8,886,095

FORM MOR-2 (CON'T)
(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: February 2006

Independence Air, Inc.
BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Cash and cash equivalents	$18,708,345	$8,438,993.84
Short term investments	6,300,000	20,581,561
Restricted cash	7,180,117	36,274,680
Accounts receivable, net	95,717,198	15,773,490
Expendable parts and fuel inventory, net	1,776,152	14,467,877
Prepaid expenses and other current assets	10,267,047	36,787,106
Assets held for sale	-	(1)
Deferred tax asset	(1)	(1)
TOTAL CURRENT ASSETS	$139,948,858	$132,323,705
OTHER ASSETS
Restricted Cash	$17,612,095	$20,455,434
Long term investments	-	-
Property and equip., net of depreciation	21,079,663	161,493,590
Intangible assets, net of accumulated amortization	-	170,625
Debt issuance costs, net of accumulated amortization	-	4,518,707
Aircraft deposits	21,912,000	22,412,000
Long Term deferred tax asset	-	-
Other assets	1,787,886	7,685,603
TOTAL OTHER ASSETS	$62,391,644	$216,735,959
TOTAL ASSETS	$202,340,502	$349,059,665

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts payable	$5,243,917	$0
Notes payable	-	-
Air traffic liability	2,200,695	-
Accrued liabilities	5,067,853	-
Deferred revenue current	-	-
Long-term debt, less current portion	-	-
Intercompany Loan Payable	-	-
Capital lease obligations, less current portion	-	-
Deferred credits, net	-	-
Deferred tax liability	-	-
Other Long Term Liabilities	-	-
Amounts Due to Insiders*	16,667	-
TOTAL POSTPETITION LIABILITIES	$12,529,132	$0
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	2,010,411	168,649,600
Priority Debt	1,026,969	3,173,302
Unsecured Debt	420,350,395	317,204,684
Other accruals related to prepetition obligations that have not been invoiced	34,788,479	121,659,469
TOTAL PRE-PETITION LIABILITIES	458,176,253	610,687,054

TOTAL LIABILITIES (See note below)	$470,705,386	$610,687,054
OWNER EQUITY
Capital Stock	-	-
Additional Paid-In Capital	-	-
Treasury Stock	7,435,000	7,435,000
Owner's Equity Account	-	-
Retained Earnings (Deficit) - Pre-Petition	(243,575,613)	(269,062,389)
Retained Earnings (Deficit) - Postpetition	(32,224,270)	-
Adjustments to Owner Equity (attach schedule)	-	-
Postpetition Contributions (Distributions) (Draws) (attach schedule)	-	-
NET OWNER EQUITY	($268,364,884)	($261,627,389)

TOTAL LIABILITIES AND OWNERS' EQUITY	$202,340,502	$349,059,665
		FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).		(9/99)

Note:   The Liabilities above do not include (i) any amounts associated with liability for aircraft for the period from the Petition Date through Jan. 5, 2006 or (ii) any estimated
amounts for claims related to the Debtors' rejection of operating and aircraft leases or other agreements.    In addition, the Liabilities Subject to Compromise (Pre-Petition) above do not include the asserted secured liability associated with returned aircraft and aircraft equipment.  A corresponding reduction has been made to the Other  Assets  (Property and equip., net of depreciation) above in recognition of the returned aircraft and aircraft equipment.

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: February 2006
Independence Air, Inc.
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Photocopies of tax returns filed during the reporting period are available upon request.
Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Withholding	572,295	89,171	627,381	*	*	34,085
FICA-Employer & Employee	815,415	122,140	863,048			74,507
Unemployment	73,187	594	2,723			71,058
Income	0					0
Other:_________________	0					0
Total Federal Taxes	1,460,897	211,905	1,493,152			179,650
State and Local
Withholding	213,103	36,905	233,743			16,265
Sales	0					0
Excise	0					0
Unemployment	185,168	2,959	16,688			171,439
Real Property	0					0
Personal Property	335,755	190,000	70,578			455,177
Corporate	19,006					19,006
Municipal income taxes	7,447	0	1,521			5,926
Total State and Local	760,479	229,864	322,530			667,813

Total Taxes	2,221,376	441,769	1,815,682			847,463

All income taxes above include pre and post petition amounts as the Company received approval to pay these taxes pursuant to first day orders.

* For all line items, detail is available upon request.

SUMMARY OF UNPAID POSTPETITION DEBTS
Aged listing of accounts payable is available upon request.
		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	1,078,174	2,099,014	1,673,761	395,652	(2,684)	5,243,917
Wages Payable	270,330					270,330
Taxes Payable	847,463					847,463
Rent/Leases-Buildings, Airports, etc	73,802	708,566	645,528	420,089	19,794	1,867,779
Secured Debt/Adequate Protection Payments						-
Professional Fees	56,679	18,207				74,887
Amounts Due to Insiders*	16,667					16,667
Other:__________________________						-
Other:__________________________						-
Total Postpetition Debts	2,343,116	2,825,787	2,319,289	815,741	17,110	8,321,043

Explain how and when the Debtor intends to pay any past-due postpetition debts.

The debtor continues to reconcile certain post-petition expenses and anticipates paying certain post-petition obligations in due course or pursuant to the terms of a Chapter 11 plan.

*"Insider" is defined in 11 U.S.C. Section 101(31).
FORM MOR-4
(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: February 2006

Independence Air, Inc.
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	580,690
+ Amounts billed during the period	60,562
- Amounts collected during the period	(22,179)
Total Accounts Receivable at the end of the reporting period	619,073

Accounts Receivable Aging	Amount
0 - 30 days old	121,715
31 - 60 days old	200,830
61 - 90 days old	5,080
91+ days old	291,448
Total Accounts Receivable	619,073
Amount considered uncollectible (Bad Debt)	100,000	(estimate)
Accounts Receivable (Net)	519,073

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business		x
this reporting period? If yes, provide an explanation below.
2. Have any funds been disbursed from any account other than a debtor in possession	x
account this reporting period? If yes, provide an explanation below.
FLYi, Inc. et. al. received court authority to continue utilizing their existing bank accounts.
3. Have all postpetition tax returns been timely filed? If no, provide an explanation	x
below.
4. Are workers compensation, general liability and other necessary insurance	x
coverages in effect? If no, provide an explanation below.

FORM MOR-5
(9/99)